UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2023

RCF Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 W. 50th Street, #207

Minneapolis, MN 55410

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 456-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RCFA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	RCFA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RCFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On December 5, 2023, RCF Acquisition Corp., a Cayman Islands exempted company limited by shares which is in the process of being renamed as Perception Capital Corp. IV (“Perception”), Blue Gold Limited, a Cayman Islands company limited by shares (“PubCo”), and Blue Gold Holdings Limited, a private company limited by shares formed under the laws of England and Wales (“BGHL”), entered into a Business Combination Agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”) pursuant to which, subject to the satisfaction or waiver of the conditions contained in the Business Combination Agreement, (i) BGHL and PubCo shall consummate a share exchange (the “Exchange”) pursuant to which PubCo will purchase all of the issued and outstanding shares of BGHL in exchange for PubCo Ordinary Shares; (ii) Perception and a to-be-formed subsidiary of PubCo (“Merger Sub”) will merge (the “Merger”) with Perception surviving the merger as a wholly owned subsidiary of PubCo. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Structure of the Proposed Transactions

BGHL will be acquired by PubCo by means of a share exchange in which all of the issued and outstanding ordinary shares of BGHL will be purchased by PubCo in exchange for PubCo issuing an amount of PubCo ordinary shares with an aggregate value of $114.5 million. Upon consummation of the Exchange, BGHL shall become a wholly owned subsidiary of PubCo. Immediately thereafter, the Merger will be consummated. As a result of the Merger, each outstanding Perception ordinary share being cancelled holders will receive PubCo ordinary shares on a one-for-one basis. Each outstanding warrant to purchase Perception ordinary shares will become a warrant to purchase PubCo ordinary shares on the same terms as prior to the Merger. Immediately prior to the Merger, any outstanding Perception units will be automatically separated into their component securities and converted into PubCo securities.

Operations Agreements

BGHL has agreed that by March 31, 2024, it will form a wholly owned subsidiary which will enter into agreements by which it will acquire all rights to leases for certain mines located in Ghana. In connection with the transfers, it will also enter into a royalty agreement pursuant to which it will agree to make payments to the former owner of the leases or affiliates thereof.

Stock Exchange Listing

The Parties have agreed to use their respective reasonable best efforts to cause the PubCo Ordinary Shares and PubCo Warrants to be issued in connection with the Business Combination to be approved for listing on the New York Stock Exchange (“NYSE”) or the Nasdaq Stock Market LLC (“Nasdaq”) at Closing.

Closing

Unless the Business Combination Agreement is earlier terminated, the Closing will occur on such date and time as the parties shall agree after satisfaction of the conditions to Closing.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, the following as applicable: corporate organization and qualification; organizational documents; capitalization; authority relative to the Business Combination Agreement; no conflicts; required filings and consents; permits; compliance; financial statements; absence of certain changes or events; absence of litigation; employee benefit plans; labor and employment matters; real property; title to assets; intellectual property; taxes; environmental matters; material contracts; insurance; board approval; vote required; certain business practices; interested party transactions; brokers’ fees; investigation and reliance; and Investment Company Act. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the Closing.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the Closing and efforts to satisfy the conditions to closing. BGHL has agreed that it will conduct its business in the ordinary course of business and in a manner consistent with past practice, and will use its commercially reasonable efforts to preserve substantially intact its current business organization, keep available the services of its current officers, key employees and consultants, and preserve the existing relationships with its customers, suppliers and other significant business relations. Perception has also agreed, subject to specified exceptions, to refrain from taking certain actions such as changing its organizational documents, making distributions, or amending or changing its capital structure and has agreed that it will conduct its business in the ordinary course of business consistent with past practice. The parties have also agreed to take all such actions as necessary to prepare and file the Registration Statement and to obtain the requisite shareholder approvals. The covenants of the respective parties to the Business Combination Agreement will not survive the Closing, except for those covenants that by their terms expressly apply in whole or in part after the Closing.

Conditions to Closing

Unless waived by the parties, under the Business Combination Agreement, the consummation of the Business Combination is subject to customary closing conditions, including:

Mutual Conditions

●	Shareholder Approvals. The requisite approval of the Perception shareholders and the BGHL shareholders shall have been obtained;

●	Antitrust Laws. Any waiting period (and any extension) applicable to the consummation of the Business Combination under any antitrust laws shall have expired or been terminated.

●	Requisite Regulatory Approvals. All consents required to be obtained from or made with any Governmental authority in order to consummate the transactions contemplated by the Business Combination Agreement shall have been obtained or made.

●	Requisite Consents. Any consents required to be obtained from or made with any third party (other than a Governmental Authority) in order to consummate the transactions contemplated by the Business Combination Agreement shall have been obtained.

●	No Adverse Law or Order. No Governmental authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the transactions or agreements contemplated by the Business Combination Agreement illegal or which otherwise prevents or prohibits consummation of the transactions contemplated by the Business Combination Agreement.

●	Appointment to the Board. The members of PubCo’s board of directors shall have been elected or appointed as of the Closing.

●	Registration Statement. The Registration Statement to be filed in connection with the transactions contemplated by the Business Combination Agreement shall have been declared effective by the SEC and shall remain effective as of the Closing, and no stop order or similar order shall be in effect with respect to the Registration Statement.

●	Exchange Listing. PubCo Ordinary Shares and PubCo Warrants to be issued in connection with the transactions contemplated by the Business Combination Agreement shall have been approved for listing on NYSE or Nasdaq, or such other national exchange as agreed between Perception and BGHL, subject to official notice of issuance.

Additional Conditions to BGHL’s Obligation to Close

●	Certain specified representations (the “Perception Group Specified Representations”) must be true and correct in all material aspects on and as of the execution date and as of the Closing Date as if made on the Closing Date (except for those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been true and accurate in all material aspects as of such date)); and

●	All other representations of Perception other in than the Perception Group Specified Representations must be true and correct on and as of the execution date and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been true and accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect) have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, Perception, taken as a whole.

●	Agreements and Covenants. Perception, PubCo and Merger Sub, each shall have performed in all material respects all of their obligations and complied in all material respects with all of their agreements and covenants contained in the Business Combination Agreement.

●	No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Perception since the date of the Business Combination Agreement which is continuing and uncured.

●	No Material PubCo or Merger Sub Adverse Effect. No Material Adverse Effect shall have occurred with respect to PubCo or Merger Sub since the date of the Business Combination Agreement which is continuing and uncured.

●	Closing Deliveries. Perception shall have delivered certain customary closing documents.

Additional Conditions to Perception’s Obligation to Close

●	Certain specified representations of BGHL must be true and correct in all material aspects on and as of the execution date and as of the Closing Date as if made on the Closing Date (except for those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been true and accurate in all material aspects as of such date)); and

●	All other representations of BGHL must be true and correct on and as of the execution date and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been true and accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect) have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, BGHL, taken as a whole.

●	Agreements and Covenants. BGHL shall have performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Business Combination Agreement to be performed or complied with by it on or before the Closing Date.

●	No Material Target Company Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Target Companies taken as a whole since the date of the Business Combination Agreement which is continuing and uncured.

●	Certain Ancillary Documents. The Lock-Up Agreement, the Exclusivity Agreement and the Registration Rights Agreement shall be in full force and effect in accordance with the terms as of the Closing.

●	Closing Deliveries. BGHL shall have delivered certain customary closing documents.

●	Operations Agreements. The Operations Agreements shall have been fully executed and approved by all applicable Governmental Authorities.

●	Qualified Person Report. A satisfactory qualified person’s report prepared in accordance with the requirements of the SEC’s Regulation S-K (Subpart 1300) shall have been delivered.

Termination

The Business Combination Agreement may be terminated under the following circumstances:

●	by mutual written consent of Perception or BGHL;

●	by written notice by either Perception or BGHL to the other Parties, if any of the conditions to the Closing have not been satisfied or waived by November 5, 2024 (the “Outside Date”); provided, however, the right to terminate the Business Combination Agreement under this provision is only be available to a Party if the breach or violation by such Party or its Affiliates of any representation, warranty, covenant or obligation under the Business Combination Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

●	by written notice by either Perception or BGHL to the other Parties, if a Governmental authority of has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement including, without limitation, the effectiveness of the Operations Agreements, and such order or other action has become final and non-appealable; provided, however, that the right to terminate in these circumstances is not be available to a Party if the failure by such Party or its affiliates to comply with any provision of the Business Combination Agreement has been a substantial cause of, or substantially resulted in, such action by such Governmental Authority;

●	by written notice by BGHL to Perception (provided BGHL in not then in material breach of any provision of the Business Combination Agreement), if (i) there has been a material breach by Perception of any of its representations, warranties, covenants or agreements contained in the Business Combination Agreement, or if any representation or warranty of Perception shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in the Business Combination Agreement to be satisfied (treating the Closing Date for such purposes as the date of the Business Combination Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided to Perception or (B) the Outside Date;

●	by written notice by Perception to BGHL (provided Perception is not then in material breach of any provisions of the Business Combination Agreement), if (i) there has been a material breach by BGHL of any of its representations, warranties, covenants or agreements contained in the Business Combination Agreement, or if any representation or warranty of such Parties shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in the Business Combination Agreement to be satisfied (treating the Closing Date for such purposes as the date of the Business Combination Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided to BGHL or (B) the Outside Date; by written notice by Perception to BGHL, if Perception Shareholders’ Meeting has been held (including any adjournment or postponement) and has concluded, and the Perception Shareholders’ Approval was not obtained; or

●	by written notice by Perception to BGHL, if the Operations Agreements have not been entered into by the Operations Date.

Effect of Termination

If the Business Combination Agreement is terminated, the Business Combination Agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Perception, PubCo, BGHL or Merger Sub. In particular, the assertions embodied in representations and warranties by the Parties contained in the Business Combination Agreement were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, and are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about the Parties and should only be read in conjunction with the other information that the Parties make publicly available in reports, statements and other documents filed with the SEC.

Support Agreement

On December 5, 2023, Future Global Resources Limited which holds all of the shares of BGHL via a trust deed entered into the Support Agreement, pursuant to which it agreed, among other things, (a) to vote all shares of BGHL in favor of the Business Combination and all related matters and (b) not to transfer any of the BGHL securities it owns.

The foregoing description of the Support Agreement is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support and Lock-Up Agreement

On December 5, 2023, Perception Capital Partners IV LLC, a Delaware limited liability company (the “Sponsor”) entered into the Sponsor Support Agreement, pursuant to which the Sponsor agreed, among other things, to (a) vote all of its Perception ordinary shares in favor of the Business Combination Agreement and the Business Combination, (b) abstain from exercising any redemption rights in connection with the Business Combination, (c) not to transfer any of the Perception securities it owns during the pendency of the agreement, and (d) not solicit any alternative transactions. The Sponsor agreed that post-Closing the PubCo shares it will receive in exchange for its Perception ordinary shares will be subject to an 18-month lock up period.

The foregoing description of the Sponsor Support and Lock-Up Agreement is qualified in its entirety by reference to the full text of the Sponsor Support and Lock-up Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, certain parties (the “Holders”) will enter into the Registration Rights Agreement at Closing.

Pursuant to the terms of the Registration Rights Agreement, PubCo will be obligated to file a registration statement to register the resale of certain securities of PubCo held by the Holders.. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form-8-K includes "forward-looking statements" within the meaning of the safe harbor for forward-looking statements provided by Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 including, without limitation: statements related to the parties likelihood to enter into a binding or definitive agreement(s); statements related to the parties’ ability to close the proposed Business Combination, including the ability of both companies to secure all required regulatory, third-party and shareholder approvals for the proposed Business Combination; the anticipated benefits of the proposed Business Combination, including the potential amount of cash that may be available to the combined company upon consummation of the Business Combination; the anticipated enterprise value of the combined company following the Business Combination; sources and uses of cash from the Business Combination; the anticipated timing to close the Business Combination; PubCo’s expectation that its ordinary shares will be accepted for listing on The New York Stock Exchange following the closing of the Business Combination; the financial and business performance of PubCo; and PubCo’s anticipated future operating results.

You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Important factors that could cause actual results to differ materially from those discussed or implied in the forward-looking statements include, but are not limited to: the risk that the Business Combination may not be completed in a timely manner or at all; the failure to obtain requisite approval for the Business Combination or meet other closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement in respect of the Business Combination; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of Perception’s public stockholders; failure to obtain the requisite approval of Perception’s and BGHL’s respective stockholders; failure to meet relevant listing standards in connection with the consummation of the Business Combination; failure to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of the announcement and execution of the Business Combination; unexpected costs and expenses related to the Business Combination; estimates of the combined company’s financial performance being materially incorrect predictions; general economic or political conditions; negative economic conditions that could impact BGHL and the gold industry in general; reduction in demand for BGHL’s products; changes in the markets that BGHL targets or that the combined company intends to target; any change in laws applicable to Perception or BGHL or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those to be included under the heading “Risk Factors” in the proxy statement/prospectus to be later filed with the SEC, and those disclosed in Perception's SEC filings, under the heading “Risk Factors,” including its Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 7, 2023, Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 7, 2023 and any subsequent filings.

All forward-looking statements are expressly qualified in their entirety by such factors. Perception does not undertake any duty to update any forward-looking statement except as required by law.

Additional Information and Where to Find It

In connection with the Business Combination Agreement and the proposed business combination, Perception intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus certain other related documents, which will be both the proxy statement to be distributed to the shareholders of Perception in connection with Perception’s solicitation of proxies for the vote by its shareholders with respect to the proposed Business Combination and other matters as may be described in the definitive proxy statement/prospectus, as well as a prospectus relating to the offer and sale of the securities to be issued in the proposed Business Combination. Shareholders are encouraged to read the Registration Statement, when available, as it will contain important information.

This Form 8-K does not contain all of the information that should be considered by Perception’s or Blue Gold’s stockholders concerning the proposed Business Combination and is not intended to constitute the basis of any voting or investment decision in respect of the proposed Business Combination or the securities of the combined company. The respective stockholders of Perception and BGHL and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about Perception, BGHL, the Business Combination Agreement and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the business combination will be mailed to shareholders of Perception as of a record date to be established for voting on the business combination. Shareholders of Perception will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's web site at www.sec.gov or by directing a request to: RCF Acquisition Corp., 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Investor Relations or by email at investors@perceptioncapitalpartners.com.

Participants in Solicitation

Perception, Blue Gold, PubCo and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Perception's stockholders with respect to the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of each of Perception and Blue Gold with respect to the proposed business combination in the proxy statement/prospectus for the proposed business combination when available and in such company’s respective filings with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2023, at the Extraordinary General Meeting (the “Meeting”), shareholders approved an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum”) extending the deadline by which the Company must consummate an initial business combination. Shareholders also approved an amendment to change the name of the Company from RCF Acquisition Co. to Perception Capital Corp. IV.

For more information on these proposals, please refer to the Company’s proxy statement dated November 21, 2023 (the “Proxy Statement”).

The form of the resulting amendment is filed as Exhibit 3.1 hereto and will be filed with the Cayman Islands Registrar of Companies but are effective upon the approval by shareholders.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 5, 2023, Perception held an Extraordinary General Meeting of Shareholders (the “Meeting”) to consider and vote upon three proposals. The results of the voting on these proposals was as follows:

Proposal Number One – a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination from May 15, 2024 to November 15, 2024 provided that the Company make a payment into the trust account established in connection with the Company’s IPO for the first three-month extension (from December 15, 2023 through March 15, 2024) equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights and thereafter, a payment of equal to the lesser of $50,000 or $0.015 per Public Share per month through November 15, 2024. This proposal was approved. The results of voting were as follows:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non-Votes
14,769,385	87.01%	2,205,725	12.99%	0	0%	0

Proposal Number Two — as a special resolution, to (i) change the name of the Company from RCF Acquisition Corp. to “Perception Capital Corp. IV” and (ii) amend the Company’s Charter to change the name of the Company from RCF Acquisition Corp. to “Perception Capital Corp. IV”. This proposal was approved. The results of voting were as follows:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non-Votes
16,076,218	94.70%	898,892	5.30%	0	0%	0

Proposal Number Three — as an ordinary resolution, to approve an adjournment of the Meeting if necessary to solicit additional proxies to approve Proposals One and Two. As there were sufficient votes in person or by proxy to approve these matters, the adjournment proposal was not called at the Meeting.

Item 8.01 Other Events.

In connection with the extensions amendment proposal voted on at the Meeting, the Company was required to permit holders of its ordinary shares that were sold as part of the units sold in its initial public offering (the “Public Shares”), the right to seek redemption of their shares. Of the 13,214,431 Public Shares, 8,236,760 Public Shares were redeemed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Business Combination Agreement, dated December 5, 2023, by and among RCF Acquisition Corp., Blue Gold Limited and Blue Gold Holdings Limited
3.1	Form of Amendment to the Amended and Restated Memorandum and Articles of Association
10.1	Support Agreement
10.2	Sponsor Support and Lock-Up Agreement
10.3	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2023	RCF ACQUISITION CORP.

	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer